Exhibit 10.4

PATENT ASSIGNMENT AGREEMENT

This Patent Assignment Agreement (this “Agreement”), dated as of [•], 2026 (the “Effective Date”), is by and between BioVie Inc., a Nevada corporation, having an office at 680 W Nye Lane, Suite 204, Carson City, Nevada 89703 (“Assignor”) and Option Therapeutics Inc., a Delaware corporation, having an office at 680 W Nye Lane, Suite 204, Carson City, Nevada 89703 (“Assignee”).

WHEREAS, Assignor is the sole and exclusive owner of certain patents and patent applications listed on Schedule A attached hereto (collectively the “Patents”);

WHEREAS, Assignor and Assignee are entering into a separation agreement concurrently with the execution of this Agreement in order to effect the transfer of certain assets and the assumption of certain liabilities described thereunder (the “Separation Agreement”); and

WHEREAS, Assignor, in connection with the Separation Agreement, wishes to assign the Patents to Assignee.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee agree as follows:

1.	Assignment of Patents. Assignor hereby sells, transfers, conveys, assigns and delivers to Assignee, and Assignee hereby accepts, all right, title and interest in and to (i) the Patents and any and all other applications, both United States and foreign, which the undersigned may file, either solely or jointly with others, on said invention or improvements, and in any and all Letters Patent of the United States and foreign countries, which may be obtained on any of said applications, and in any reissue or extension of such patents, and all rights of priority provided by the International Convention; (ii) all rights to sue for past, present, and future infringements of the Patents, including the right to settle suits involving such rights; (iii) all income, royalties, damages, claims, and payments now or hereafter due or payable under or with respect to the Patents, including, without limitation, damages, claims, and payments for past, present, and future infringements thereof; and (iv) the right to assign the Patents and the associated rights conveyed herein, in each case (i) through (iv) to be held and enjoyed by Assignee for its own use and benefit, and for the benefit of its successors, assigns, and legal representatives.

2.	Assistance. Assignor shall execute such other documents, provide such assistance, and perform such other actions, in each case at Assignee’s expense, as may be reasonably required to: (i) carry out the purposes of the Agreement; and (ii) vest and record title of the Patents in the name of Assignee or its designee or successor (including, without limitation, providing any additional signed and notarized copies of this Agreement that may be required of any government authority).

3.	Successors. This Agreement shall inure to the benefit of and is binding upon the respective successors and assigns of Assignor and Assignee.

4.	Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the United States and the State of Delaware.

5.	Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and which taken together constitute one and the same agreement.

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IN WITNESS WHEREOF, Assignor and Assignee caused this Agreement to be duly executed as of the Effective Date.

Assignor:

BioVie Inc.

By:
Name: Cuong Do
Title: President and Chief Executive Officer

Assignee:

Option Therapeutics Inc.

By:
Name: Wendy Kim
Title: Treasurer

Signature page to Patent Assignment Agreement

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Schedule A

Patents

Patent Application Title	Country	Status	Filed Date	Grant Date	Patent App. No.	Patent No.	Expiration Date
Treatment of Ascites	United States of America	NA	2015-06-30		62/186,638
Treatment of Ascites	United States of America	NA	2015-12-15		62/267,510
Treatment of Ascites	United States of America	NA	2016-04-12		62/321,558
Treatment of Ascites	Patent Cooperation Treaty	NA	2016-06-30		PCT/US2016/040284
Treatment of Ascites	Japan	Application	2016-06-29		2025-107051
Treatment of Ascites	United States of America	Abandoned	2016-04-19		15/491,613
Treatment of Ascites	United States of America	Granted	2019-04-09	2022-06-21	16/379,446	11,364,277	2036-06-30

Treatment of Ascites	United States of America	Published	2025-06-12		19/236,445
TREATMENT OF ASCITES	European Patent	Granted	2016-06-30	2023-11-29	16818751.6	3347032	2036-06-30
TERLIPRESSIN FOR THE TREATMENT OF ASCITES DUE TO LIVER CIRRHOSIS ADMINISTERED AS A CONTINUOUS INFUSION	Belgium	Granted	2016-06-30	2023-11-29	16818751.6	3347032	2036-06-30
TERLIPRESSIN FOR THE TREATMENT OF ASCITES DUE TO LIVER CIRRHOSIS ADMINISTERED AS A CONTINUOUS INFUSION	Switzerland	Granted	2016-06-30	2023-11-29	16818751.6	3347032	2036-06-30
TREATMENT OF ASCITES	Germany (Federal Republic of)	Granted	2016-06-30	2023-11-29	16818751.6	602016084428.1	2036-06-30
TREATMENT OF ASCITES	European Patent	Published	2016-06-30		23212473.5
TERLIPRESSIN FOR THE TREATMENT OF ASCITES DUE TO LIVER CIRRHOSIS ADMINISTERED AS A CONTINUOUS INFUSION	Spain	Granted	2016-06-30	2023-11-29	16818751.6	3347032	2036-06-30

TERLIPRESSIN FOR THE TREATMENT OF ASCITES DUE TO LIVER CIRRHOSIS ADMINISTERED AS A CONTINUOUS INFUSION	France	Granted	2016-06-30	2023-11-29	16818751.6	3347032	2036-06-30
TERLIPRESSIN FOR THE TREATMENT OF ASCITES DUE TO LIVER CIRRHOSIS ADMINISTERED AS A CONTINUOUS INFUSION	United Kingdom	Granted	2016-06-30	2023-11-29	16818751.6	3347032	2036-06-30
TERLIPRESSIN FOR THE TREATMENT OF ASCITES DUE TO LIVER CIRRHOSIS ADMINISTERED AS A CONTINUOUS INFUSION	Ireland (Republic of)	Granted	2016-06-30	2023-11-29	16818751.6	3347032	2036-06-30
TERLIPRESSIN FOR THE TREATMENT OF ASCITES DUE TO LIVER CIRRHOSIS ADMINISTERED AS A CONTINUOUS INFUSION	Italy	Granted	2016-06-30	2023-11-29	16818751.6	502024000010561	2036-06-30
TERLIPRESSIN FOR THE TREATMENT OF ASCITES DUE TO LIVER CIRRHOSIS ADMINISTERED AS A CONTINUOUS INFUSION	Netherlands	Granted	2016-06-30	2023-11-29	16818751.6	3347032	2036-06-30

Formulations of Terlipressin	United States of America	NA	2019-05-22		62/851,366
Formulations of Terlipressin	Patent Cooperation Treaty	NA	2020-05-22		PCT/US2020/034269
Formulations of terlipressin	Australia	Granted	2020-05-22		2020279395
Formulations of Terlipressin	Brazil	Published	2020-05-22		BR112021023274-5
Formulations of Terlipressin	Canada	Application	2020-05-22		3,141,488
Formulations of Terlipressin	Chile	Granted	2020-05-22	2024-05-07	202103065	68965	2040-05-22
Formulations of Terlipressin	China	Granted	2020-05-22	2025-03-18	202080050758.X	ZL202080050758.X	2040-05-21
Formulations of Terlipressin	European Patent	Published	2020-05-22		20809710.5
Formulations of Terlipressin	Hong Kong	Published	2020-05-22		62022061386.8
Formulations of Terlipressin	India	Granted	2020-05-22	2024-06-05	202117054216	540813	2040-05-22
Formulations of Terlipressin	Japan	Granted	2020-05-22	2024-10-30	2021-569344	7579811	2040-05-22

Formulations of Terlipressin	Korea, Republic of (KR)	Application	2020-05-22		10-2021-7041832
Formulations of Terlipressin	Mexico	Allowed	2020-05-22		MX/a/2021/014310
Formulations of Terlipressin	United States of America	Granted	2020-11-25	2024-12-03	17/611,478	12,156,898	2041-04-22
Formulations of Terlipressin	United States of America	Published	2024-11-15		18/949,355
METHODS OF TREATING DISEASE WITH TERLIPRESSIN	United States of America	NA	2022-02-03		63/306,368
METHODS OF TREATING DISEASE WITH TERLIPRESSIN	Patent Cooperation Treaty	NA	2023-02-03		PCT/US2023/012258
METHODS OF TREATING DISEASE WITH TERLIPRESSIN	United States of America	Published	2023-02-03		18/105,293
METHODS OF TREATING DISEASE WITH TERLIPRESSIN	Canada	Application	2023-02-03		3,250,619
METHODS OF TREATING DISEASE WITH TERLIPRESSIN	European Patent	Published	2023-02-03		23750193.7

METHODS OF TREATING DISEASE WITH TERLIPRESSIN	Japan	Published	2023-02-03	2024-546209
METHODS OF TREATING DISEASE WITH TERLIPRESSIN	Korea, Republic of (KR)	Application	2023-02-03	10-2024-7025858
METHODS OF TREATING DISEASE WITH TERLIPRESSIN	Mexico	Application	2023-02-03	MX/a/2024/009566